Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt

5 Debt

Short-term debt

	2013	2012
Short-term bank borrowings	24	36
Current portion of long-term debt	16	271

Total	40	307

At December 31, 2013, short-term bank borrowings of $24 million (2012: $36 million) consisted of a local bank borrowing by our Chinese subsidiary.

The applicable weighted average interest rate during 2013 was 3.5% (2012: 3.6%).

Long-term debt

	Range of interest rates	Average rate of interest	Amount outstanding 2013	Due in 2014	Due after 2014	Due after 2018	Average remaining term (in years)	Amount outstanding December 31, 2012
EUR notes	—	—	—	—	—	—	—	187
USD notes	3.3-5.8	4.4	3,133	9	3,124	1,378	5.4	3,018
Revolving Credit Facility	2.4-2.4	2.4	150	—	150	—	3.2	230
Bank borrowings	2.0-2.0	2.0	4	1	3	—	1.1	5
Liabilities arising from capital lease transactions	2.6-13.8	5.7	10	6	4	—	1.6	16

		4.3	3,297	16	3,281	1,378	5.2	3,456

The following amounts of long-term debt at book value as of December 31, 2013 are due in the next 5 years:

2014	16
2015	14
2016	511
2017	624
2018	754
Due after 5 years	1,378

3,297

As of December 31, 2013, the fixed rate notes and floating rate notes represented 68% and 32% respectively of the total principal amount of the notes outstanding at December 31, 2013. The remaining tenor of secured debt is on average 4.3 years.

Accrued interest as of December 31, 2013 is $27 million (December 31, 2012: $25 million).

Debt exchange and repurchase

At December 31, 2013 long-term debt increased to $3,281 million from $3,185 million at December 31, 2012.

In 2013, the book value of our long-term debt increased by $96 million to $3,281 million, mainly due to the issuance of new Senior Unsecured Notes (due 2016, 2018, 2021 and 2023) and the issuance of Term Loan D (due 2020), offset in part by the repayment of the Floating Rate Notes due 2013, repayment of Term Loans A2, B and C (due 2017, 2019 and 2020), repayment of the Floating Rate Notes due 2016 and repayment of the Fixed Rate Notes due 2018. Extinguishment of debt in 2013 resulted in a loss of $114 million compared to a loss of $161 million in 2012.

2013 Financing Activities

2021 Senior Unsecured Notes

On February 14, 2013 our subsidiary, NXP B.V. together with NXP Funding LLC issued Senior Unsecured Notes in the aggregate principal amount of $500 million, due February 15, 2021. The Notes were issued at par and were recorded at their fair value of $500 million on the accompanying Consolidated Balance Sheet. On March 4, 2013, the net proceeds of $495 million together with approximately $14 million of cash on hand were used to fully repay $494 million principal amount Senior Secured Term Loan Facility due April 3, 2017, as well as pay related call premiums of $10 million and accrued interest of $5 million.

2023 Senior Unsecured Notes

On March 12, 2013 our subsidiary, NXP B.V. together with NXP Funding LLC issued Senior Unsecured Notes in the aggregate principal amount of $500 million, due March 15, 2023. The Notes were issued at par and were recorded at their fair value of $500 million on the accompanying Consolidated Balance Sheet. On March 12, 2013, the net proceeds of $495 million were used to fully repay the $471 million principal amount Senior Secured Term Loan Facility due March 19, 2019, as well as pay related call premiums of $5 million and accrued interest of $5 million with the balance of $14 million used for general corporate purposes.

2018 Senior Unsecured Notes

On May 20, 2013 our subsidiary, NXP B.V. together with NXP Funding LLC issued Senior Unsecured Notes in the aggregate principal amount of $750 million, due June 1, 2018. The Notes were issued at par and were recorded at their fair value of $750 million on the accompanying Consolidated Balance Sheet. On May 21, 2013, the net proceeds of $743 million together with cash on hand were used to repay the €142 million principal amount Senior Secured Floating Rate Notes due October 2013 for an amount of $184 million, the $58 million principal amount Senior Secured Floating Rate Notes due October 2013 and the $615 million principal amount Senior Secured Floating Rate Notes due November 2016, as well as pay related call premiums of $16 million and accrued interest of $2 million.

2016 Senior Unsecured Notes

On September 24, 2013 our subsidiary, NXP B.V. together with NXP Funding LLC issued Senior Unsecured Notes in the aggregate principal amount of $500 million, due September 15, 2016. The Notes were issued at par and were recorded at their fair value of $500 million on the accompanying Consolidated Balance Sheet. On October 15, 2013, the net proceeds of $495 million were used to repay the $422 million principal amount Senior Secured Notes due August 2018, as well as pay related call premiums of $51 million and accrued interest of $8 million. The balance of $14 million was used for general corporate purposes.

2020 Term Loan

On December 11, 2013, our subsidiary, NXP B.V. together with NXP Funding LLC entered into a new $400 million aggregate principal amount Senior Secured Term Loan Facility due January 11, 2020. Concurrently, NXP called the $496 million principal amount Senior Secured Term Loan Facility due January 11, 2020. A $100 million draw-down under our existing Revolving Credit Facility and approximately $6 million of cash on hand were used to settle the combined transactions, as well as pay the related call premium of $5 million and accrued interest of $5 million. The exchange of Term Loan C for Term Loan D was a non-cash financing transaction.

The Company may from time to time continue to seek to retire or purchase its outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise.

U.S. dollar-denominated notes

The following table summarizes the outstanding notes as of December 31, 2013:

	Principal amount	Fixed/ floating	Interest rate	Current coupon rate	Maturity date
Term Loan	486	Floating	LIBOR plus 3.25% with a floor of 1.25%	4.5%	2017
Term Loan	399	Floating	LIBOR plus 2.50% with a floor of 0.75%	3.25%	2020
Senior Unsecured Notes	500	Fixed	3.5%	3.5%	2016
Senior Unsecured Notes	750	Fixed	3.75%	3.75%	2018
Senior Unsecured Notes	500	Fixed	5.75%	5.75%	2021
Senior Unsecured Notes	500	Fixed	5.75%	5.75%	2023
Revolving Credit Facility	150	Floating	LIBOR plus 2.25%	2.4%	2017

Certain terms and Covenants of the U.S. dollar-denominated notes

The Company is not required to make mandatory redemption payments or sinking fund payments with respect to the notes. With respect to the Term Loans, the Company is required to repay $9 million annually.

The indentures governing the notes contain covenants that, among other things, limit the Company’s ability and that of restricted subsidiaries to incur additional indebtedness, create liens, pay dividends, redeem capital stock or make certain other restricted payments or investments; enter into agreements that restrict dividends from restricted subsidiaries; sell assets, including capital stock of restricted subsidiaries; engage in transactions with affiliates; and effect a consolidation or merger.

Certain portions of long-term and short-term debt as of December 31, 2013 in the principal amount of $1,033 million (2012: $3,470 million) have been secured by collateral on substantially all of the Company’s assets and of certain of its subsidiaries.

The notes are fully and unconditionally guaranteed jointly and severally, on a senior basis by certain of the Company’s current and future material wholly owned subsidiaries (“Guarantors”).

Pursuant to various security documents related to the above mentioned term loans and the $853 million (denominated €620 million) committed revolving credit facility, the Company and each Guarantor has granted first priority liens and security interests in, amongst others, the following, subject to the grant of further permitted collateral liens:

(a)	all present and future shares of capital stock of (or other ownership or profit interests in) each of its present and future direct subsidiaries, other than SMST Unterstützungskasse GmbH, and material joint venture entities;

(b)	all present and future intercompany debt of the Company and each Guarantor;

(c)	all of the present and future property and assets, real and personal, of the Company, and each Guarantor, including, but not limited to, machinery and equipment, inventory and other goods, accounts receivable, owned real estate, leaseholds, fixtures, general intangibles, license rights, patents, trademarks, trade names, copyrights, chattel paper, insurance proceeds, contract rights, hedge agreements, documents, instruments, indemnification rights, tax refunds, but excluding cash and bank accounts; and

(d)	all proceeds and products of the property and assets described above.

Notwithstanding the foregoing, certain assets may not be pledged (or the liens not perfected) in accordance with agreed security principles, including:

•	if the cost of providing security is not proportionate to the benefit accruing to the holders; and

•	if providing such security requires consent of a third party and such consent cannot be obtained after the use of commercially reasonable efforts; and

•	if providing such security would be prohibited by applicable law, general statutory limitations, financial assistance, corporate benefit, fraudulent preference, “thin capitalization” rules or similar matters or providing security would be outside the applicable pledgor’s capacity or conflict with fiduciary duties of directors or cause material risk of personal or criminal liability after using commercially reasonable efforts to overcome such obstacles; and

•	if providing such security would have a material adverse effect (as reasonably determined in good faith by such subsidiary) on the ability of such subsidiary to conduct its operations and business in the ordinary course as otherwise permitted by the indenture; and

•	if providing such security or perfecting liens thereon would require giving notice (i) in the case of receivables security, to customers or (ii) in the case of bank accounts, to the banks with whom the accounts are maintained. Such notice will only be provided after the secured notes are accelerated.

Subject to agreed security principles, if material property is acquired by the Company or a Guarantor that is not automatically subject to a perfected security interest under the security documents, then the Company or relevant Guarantor will within 60 days provide security over this property and deliver certain certificates and opinions in respect thereof as specified in the indenture governing the notes.